[USAA                     USAA MUTUAL FUNDS TRUST
EAGLE
LOGO (R)]

          GROWTH AND TAX STRATEGY FUND, BALANCED STRATEGY FUND,
     PRECIOUS METALS AND MINERALS FUND, CORNERSTONE STRATEGY FUND, EMERGING MARKETS FUND, INTERNATIONAL FUND, WORLD GROWTH FUND,
             GNMA TRUST, AND TREASURY MONEY MARKET TRUST
                   SUPPLEMENT DATED APRIL 13, 2009
           TO THE STATEMENT OF ADDITIONAL INFORMATION
                         DATED OCTOBER 1, 2008

THE FOLLOWING SECTION FOUND ON PAGE 15 OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI) HAS BEEN DELETED IN ITS ENTIRETY AND REPLACED WITH THE
FOLLOWING:

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., "money market" funds. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. The Funds may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.






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